EXHIBIT 10.2

PURCHASE, SALE AND CAPITAL CONTRIBUTION AGREEMENT

Sellers:	JTC Oil, Inc.	Robert R. Lucas
	a Kansas corporation	an Individual
	P.O. Box 24386	11301 Bonita Beach Rd., Suite #33
	Stanley, Kansas 66283	Bonita Springs, FL 34135

	Coal Creek Energy, LLC	Domco LLC
	a Kansas limited liability company	an Indiana limited liability company
	17871 So. Cody St.	10741 Downing St.
	Olathe, KS, 66062	Carmel, IN 46033

	Global Equity Funding, LLC	Enutroff, LLC
	a Kansas limited liability company	a Nevada limited liability company
	13901 Conser Apt. 1607	10380 West 179th St.
	Overland Park, KS 66223	Bucyrus, Kansas 66013

	Moxy Holdings LLC	FL Oil Holdings, LLC
	a Florida limited liability company	a Florida limited liability company
	11301 Bonita Beach Road, Suite 33	11301 Bonita Beach Rd., Suite #33
	Bonita Springs, FL 34135	Bonita Springs, FL 34135

	Venture Oil Partners, L.L.C.	Flinthills Oil Company, LLC
	a Kansas limited liability company	a Nevada limited liability company
	5400 Johnson Drive, No. 372	27011 W. 226th St.
	Mission, KS 66205	Spring Hill, KS, 66083

	Robert Green, an individual	Robert K. Green Trust
	2318 W. 59th St.	2318 W. 59th St.
	Mission Hills, KS 66208	Mission Hills, KS 66208

	LTH Holdings, LLC	KOM LLC
	a Kansas limited liability company	a Kansas limited liability company
	35790 Plum Creek Rd.	11301 Bonita Beach Road, Suite 33
	Osawatomie, KS, 66064	Bonita Springs, FL 34135

Kansas Resource Development Company
a Nevada corporation
9393 W. 110th St., Ste 500
Overland Park, KS 66210

Buyer:	Viking Investments Group, Inc.
a Florida Corporation
1330 Avenue of the Americas, Suite 23A
New York, NY 10019

P&S Agreement – Viking

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Purchase Price:	As per section 3	Closing Date:	Effective February 1, 2016

1. CONSIDERATION. The supporting consideration for this Agreement will be the exchange of the Purchase Price for the Property and the agreement to make capital contributions to Seller, and the mutual covenants and agreements contained herein. The Parties stipulate and agree that said consideration is sufficient to support this Agreement.

2. SALE OF PROPERTY. Sellers are collectively the owners of certain working interest in and to the oil and gas leases described on Exhibit 'A' attached hereto and incorporated herein by reference (the "Leases"). Oil is being produced from some of the leases as noted in Exhibit "A" (the "Producing Leases"), while there is no oil being produced from the other Leases at this time (the "Non-Producing Leases"). Sellers shall sell, transfer, convey and deliver to Buyer at closing, and Buyer shall purchase and acquire at closing: (a) the percentage of working interest in and to the Leases described on Exhibit 'B' attached hereto and incorporated herein by reference from the individual sellers shown on said Exhibit 'B' (the "Working Interests"); and (b) the undivided interest in and to all oil and gas wells, equipment, fixtures and other personal property located upon the Leases and used in connection with oil and gas operations upon the Leases attributable to the Working Interests being purchased by Buyer; The property sold and to be conveyed hereby as hereinabove described may hereinafter be referred to collectively as the "Property."

3. ALLOCATION OF THE PURCHASE PRICE. The total value of the Property is: (i) One Million Eight Hundred Fifteen Thousand dollars 00/100 ($1,815,000.00) for the Producing Leases; and (ii) Five Hundred Thousand dollars 00/100 ($500,000.00) for the Non-Producing Leases. Buyer shall purchase a portion of the Property concerning the Producing Leases for One Million Three Hundred Fifty Thousand and 00/100 Dollars ($1,350,000.00) and Sellers agree to make a capital contribution to Buyer of the remainder of the Property in exchange for Four Million Six Hundred Fifty Thousand (4,650,000) shares of common stock in Buyer which are currently valued at $0.10 per share being traded under the trading symbol VKIN (the "Shares"). Buyer shall purchase a portion of the Property concerning the Non-Producing Leases for N/A Dollars ($0.00) and Sellers agree to make a capital contribution to Buyer of the remainder of the Property in exchange for Five Million (5,000,000) shares of common stock in Buyer which are currently valued at $0.10 per share being traded under the trading symbol VKIN (the "Shares"). Such purchase price and capital contribution will be allocated among the Property and among the Sellers as agreed upon by the parties on or before closing.

4. ASSIGNMENT FORM. Sellers shall at closing execute an assignment conveying to Buyer the stated working interest in and to the Leases. Said Assignment shall be in a form acceptable to the Sellers and the Buyer.

5. CLOSING. Closing shall be on or before February 29, 2016 at a time and place mutually agreeable to Buyer and Sellers. This transaction shall be made effective as of 12:01 a.m. on February 1st, 2016 (the "Effective Time"). At closing Buyer shall tender the full purchase price in collected funds, and shall deliver the agreed upon common stock of Buyer to Sellers and Sellers shall deliver the fully executed Assignment and Bill of Sale at closing.

6. DUE DILIGENCE PERIOD. Buyer may perform any inspections or commission any studies or evaluations of the Property at Buyer's sole cost and expense as part of its due diligence prior to Closing. Such due diligence shall include but not be limited to reservoir studies, title work, surveying, or appraisal. If Buyer discovers any unsatisfactory condition during its due diligence review Buyer may cancel this agreement.

P&S Agreement – Viking

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7. NO BUSINESS RELATIONSHIP. Nothing in this Agreement will be deemed, held, or construed to make either party a partner or associate of the other in the operation of the Leases, or to render either party liable for any debts, liabilities, or obligations incurred by the other party. It is expressly understood and agreed that the relationship between the parties hereto will always be that of vendor and vendee except pursuant to the JOA's pursuant to Paragraph 16 herein.

8. SELLERS RETENTION. Sellers shall continue to operate and produce the Leases until Closing. Sellers shall retain all production from said operations prior to closing and shall pay all expenses and liabilities to the date of closing. All continuing services such as utilities, pumper fees and related expenses shall become on the date of closing Buyer's liability.

9. TIME IS OF THE ESSENCE. It is very important to the Parties that this sale is performed in a prudent and timely manner. Time is of the essence, thus all things which are required to be done by certain dates must be done, otherwise such failure shall be deemed a material default. If either party breaches this agreement the non-breaching party may elect to declare this null and void and all right of the defaulting party hereunder shall terminate. If the non-breaching party does not exercise its option to terminate this agreement, said non-breaching party may require specific performance and also exercise any other legal rights and remedies available to it, and said non-breaching party shall be entitled to recover from the breaching party its cost, expenses and attorney fees incurred in enforcing the terms of this agreement or pursuing a remedy as a result of the breach of this agreement.

10. POSSESSION AT CLOSING. Possession of the Property shall be on the date of closing and Sellers shall have any risk of casualty loss prior to said date, and Buyer the risk of casualty loss on and after that date. Buyer shall be permitted to come upon the Leases to make such inspections of the Property as it may reasonably desire. Nothing shall be removed from the Leases while making such inspections and respect must be paid to the landowner rights.

11. TAXES. All property, ad valorem, severance or other taxes assessed against the Property shall be prorated as of the closing. All such taxes which are currently due or payable shall be paid by Sellers prior to closing. Buyer will bear all applicable sales or similar taxes imposed by any state, county, municipal or other governmental entity as a result of this sale.

12. SELLERS' REPRESENTATIONS AND WARRANTIES. This Agreement is made and entered into based upon the belief that the following representations made by Sellers are true and will continue to be true as of the date of closing:

a. Title. Sellers collectively own the interest in and to the Property which is to be transferred to Buyer at closing. The title to the Property is such that upon purchase by Buyer, the title to the Property will be free of any encumbrances. "Encumbrances" shall mean any, liens, mortgages, security interests, unitization agreements, pooling agreements, orders to plug wells, penalties for overproduction, or production curtailment orders.

b. Authority to Enter Into This Agreement. (i) Sellers have the authority to enter into this Agreement; (ii) its signatories have been properly authorized to enter into this Agreement (including the execution and delivery of any other agreement (including with respect to any JOA or Assignment, on the date of that JOA or Assignment), document, certificate, or instrument contemplated by this Agreement as to be executed and delivered by Sellers) and to perform all of the covenants and agreements contained herein; (iii) Sellers are not a party to, subject to, or bound by any agreement or instrument or any statute, regulation, judgment, or decree of any court or governmental body which could at the date of the Closing prevent the performance of any of Sellers' obligations under this Agreement or adversely affect Buyer's Interests obtained in the Property; (iv) to the extent not disclosed, there are no other contracts or agreements relating to the Property; and (v) all suppliers, contractors and subcontractors who have supplied labor or materials upon the Leases have been fully paid.

P&S Agreement – Viking

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c. Warranty. Sellers warrant that no act or omission by it or any of its agents or employees could give rise to an action or claim of any kind relating to the Property, the operator of the Leases, or to impair the title to the same. The terms "action or claim" as used in this paragraph shall mean any action in tort, contract or regulatory agency claim, by any person or entity.

d. Production. Sellers warrant that they are not aware of any facts or circumstances which would cause such production to decline at rates greater than normal and customary decline rates for the Working Interests, and Sellers agree to provide current run tickets for all of the Leases to the Buyer within 5 business days of the execution hereof and prior to the Closing Date..

e. Brokers' Fees. Sellers have not incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Buyer, any of its affiliates, or any of Buyer's interests in the Property shall have any liability.

The terms of this paragraph shall survive closing and shall not merge with the assignment and bill of sale executed by Sellers and delivered to Buyer at closing. If it is determined at any time prior to closing that any of the above representations is not true or that there is a substantial likelihood that any of the above representations are not true, Buyer shall have the right to cancel this Agreement. Notwithstanding anything to the contrary herein, all representations by Sellers shall be treated as if each Seller is making said representation insofar as it relates to the portion of the Property currently owned by said Seller. Under no circumstances shall any Seller be liable for any breach of representation or warranty by any other Seller, and the Sellers shall not be jointly and severally liable for any warranty or representation contained herein or in the assignment and bill of sale that is executed and delivered at closing.

13. WARRANTIES BY SELLERS. In the event Buyer ultimately purchases the Leases and related property, Sellers warrants that all the "Representations by Sellers" contained in paragraph 12 of this Contract are true and in the event that it is ever determined a representation is not true, Sellers will, at Buyer's election, either (1) take the necessary remedial action to make the situation consistent with Sellers's representation plus pay to Buyer the difference between the Property as represented and the value of the Property once the problem is identified and remedied; or (2) pay to Buyer an amount equal to the cost of remedying the problem plus the difference between the Property as represented and the value of the Property once the problem is identified and remedied. In addition, Sellers shall indemnify Buyer against all actual losses and damages sustained as a result of such breach of Seller's warranty. The terms of this paragraph shall survive closing and shall not merge with the assignment and bill of sale executed by Sellers and delivered to Buyer at closing.

14. BUYER'S REPRESENTATIONS AND WARRANTIES. This Agreement is made and entered into based upon the belief that the following representations made by Sellers are true and will continue to be true as of the date of closing:

a. Buyer's Stock. The shares of common stock to be transferred to Sellers at Closing represent unimpaired shares of common stock in and to Buyer, which are currently valued at $0.10 per share and are traded under the trading symbol VKIN. Such shares shall be considered restricted securities pursuant to the Securities Act of 1933, as amended, but Buyer warrants that Rule 144 is currently available for the Buyer generally as a safe harbor under Rule 4(a)(1) of the Securities Act of 1933, as amended, as Buyer meets the current information and non-shell requirements therein. Buyer further agrees that Sellers shall have piggy-back registration rights as to such shares and that Buyer will include as many of such shares as can be registered pursuant to registration limitations in any Form S-1 registration statement filed by the Buyer during the two years following the Closing Date.

P&S Agreement – Viking

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b. Authority to Enter Into This Agreement. (i) Buyer has the authority to enter into this Agreement; (ii) its signatories have been properly authorized to enter into this Agreement (including the execution and delivery of any other agreement (including with respect to any JOA or Assignment, on the date of that JOA or Assignment), document, certificate, or instrument contemplated by this Agreement as to be executed and delivered by Buyer) and to perform all of the covenants and agreements contained herein; (iii) Buyer is not a party to, subject to, or bound by any agreement or instrument or any statute, regulation, judgment, or decree of any court or governmental body which could at the date of the Closing prevent the performance of any of Buyer's obligations under this Agreement or adversely affect Sellers' interest obtained in the common stock of Buyer.

c. Accredited Investor. Buyer and will acquire the Property for its own account and not with a view to a sale or distribution thereof in violation of the Securities Act and the rules and regulations thereunder, any applicable state Blue Sky Laws or any other applicable securities laws.

d. Independent Evaluation. Buyer, through their members and their respective affiliates, are sophisticated in the evaluation, purchase, ownership, development, investment in and operation of oil and gas properties. In making its decision to enter into this Agreement and to acquire the subject interest in the Property, Buyer, except to the extent of Sellers' express representations and warranties herein, has relied on its own independent investigation, review and analysis of such information and material as Buyer in its discretion has deemed relevant, which investigation, review and analysis was done by Buyer and their own advisors (including, to the extent deemed necessary by Buyer, legal, tax, economic, environmental, geological and geophysical, engineering and other advisors) and not on any factual representations or opinions of Sellers or any representatives or consultants or advisors engaged by or otherwise purporting to represent Sellers or any affiliate or principal of Sellers.

e. Brokers' Fees. Buyer has incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Sellers, any of its affiliates, or any of Sellers' interests in the Property shall have any liability.

15. WARRANTIES BY BUYER. Buyer warrants that all the "Representations by Buyer" contained in paragraph 14 of this Agreement are true and in the event that it is ever determined a representation is not true, Buyer will, take the necessary remedial action to make the situation consistent with Buyer's representation, and pay to Sellers all lost profits, consequential damages and other expenses incurred while waiting for Buyer to complete said remedial action. In addition, Buyer shall indemnify Sellers against all actual losses and damages sustained as a result of such breach of Buyer's warranty including all costs incurred to defend any claims, whether or not such claims are ultimately determined to have been valid. The terms of this paragraph shall survive closing and shall not merge with the documents executed and delivered at closing.

16. OPERATION OF THE LEASES AFTER CLOSING. Notwithstanding anything to the contrary in Paragraph 7 herein, after closing the parties shall enter into a Joint Operating Agreement ("JOA") designating S & B Operating, LLC ("S&B") as the operator of the Leases. The operation and development of Leases shall be governed by the applicable JOA. S&B shall control the negotiation of JOAs with any other owners of interests in Leases, and at S&B's request the parties shall enter into any JOA S&B so negotiates with such other owners, provided that the obligations of parties are proportionate to their working interests in the Leases subject to the JOA. If the parties own 100% of the working interests in Leases, then the provisions of the JOA attached hereto as Exhibit 'D' (the "Form JOA") shall apply and S&B shall be the operator. When negotiating a JOA with a third party S&B shall use reasonable efforts to ensure that the provisions of that JOA conform to those of the Form JOA as closely as practicable, and when negotiating with a third party to perform services in connection with a Form JOA, S&B shall use reasonable efforts to cause the terms of the agreement governing those services not to contradict the terms of this Agreement or the applicable Form JOA.

P&S Agreement – Viking

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17. ADJUSTMENTS. The following adjustments shall be made after Closing.

a. Oil, gas and other production from or attributable to the working interest in and to the Leases to be sold to Buyer which is produced prior to the Effective Time shall belong to Seller, and that which is produced on or after the Effective Time shall belong to Buyer, subject to third party revenue and royalty interests. Buyer will assume all responsibility for notifying the purchaser(s) of production of the change of ownership. Sellers and Buyer shall execute such documents as may be reasonably required by any purchaser of production.

b. Buyer and Sellers will effect a cash adjustment to account for Saleable Oil in any oil storage tank on the Leases at the Effective Time. As of the Effective Time the parties will jointly measure the oil above the commercial draw down valve in storage tanks on the Leases (the "Saleable Oil") and when oil is next sold after the Closing Date the amount allocated to Buyer and Sellers shall be divided at that time.

c. The parties shall jointly read utility meters so that utility costs can be allocated pursuant to this Agreement with the adjustment for Seller's share to be made when the utility bill is next received after the Effective Time.

d. Sellers shall be responsible for all costs of ownership and operation of the Leases up to the Effective Time, and Buyer shall be responsible for all such costs from and after the Effective Time.

e. If Sellers operates the Leases for the benefit of Buyer after the Effective Time, or if Buyer operates the Leases prior to the Effective Time for the benefit of Seller, then the party benefitting from such interregnum operations shall reimburse the operating party for the reasonable costs of such operations, including direct field labor and benefits, contract labor and services, repairs, replacement parts, supplies and fuels.

f. Within 45 days following the Effective Time the parties shall settle and pay the adjustments provided for in this paragraph.

18. CONFIDENTIALITY. Buyer agrees that all information obtained from the examination of Sellers' files and records shall remain confidential. In the event the transactions contemplated by this Agreement are not closed, Buyer will return to Sellers all copies of such files and all other information relating to the Property obtained pursuant to this Agreement, except as to that information obtained from records available to the public. This Agreement and the transaction contemplated herein shall be kept confidential and shall not be disclosed to any other party without the written consent of all Parties. Prior to closing, neither party shall make or release any public statements or announcements, including those to the media, concerning this Agreement or any transactions contemplated by this Agreement without the prior written consent of the other. To the extent that either party has a legal obligation or duty to release any public statements or announcements, such announcements shall describe the transaction as one entered into with "an undisclosed Buyer" or "an undisclosed Seller" and shall not specifically describe the Property to he sold or acquired.

19. DISCLAIMERS. The parties hereby stipulate and agree that neither party has made any representations or warranties of any kind to the other which are not expressly included herein. The parties further stipulate and agree that neither of them have entered into this agreement or changed their respective positions based upon any representations or warranties made by the other party which are not expressly included herein.

P&S Agreement – Viking

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20. MISCELLANEOUS.

A. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors, heirs, administrator, and assigns. Either Buyer or Sellers may assign all or any portion of their rights hereunder to a third party.

B. AMENDMENTS. This Agreement may be amended or modified only by a written instrument executed by the Sellers and the Buyer.

C. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of Kansas. The venue of any action shall be in Miami County, Kansas.

D. MERGER OF PRIOR AGREEMENTS. This Agreement, as may be amended, and the exhibits attached hereto constitute the entire Agreement between Buyer and Sellers with respect to the purchase and sale of the Property and supersede all prior Agreements and understandings between the Parties hereto relating to the subject matter hereof.

E. CONSENT OR WAIVER. No consent or waiver, express or implied, by either Party to or of any breach or default by the other Party in the performance of this Agreement shall be construed as a consent or waiver to or of any subsequent breach or default in the performance by such other Party of the same or any other obligations hereunder.

F. COUNTERPARTS. This Agreement may be executed in counterparts and all counterparts shall be considered part of one Agreement binding on all parties hereto.

G. CAPTIONS. Captions herein are for convenience of reference only and in no way define, limit, or expand the scope or intent of this Agreement.

H. SEVERABILITY. In the event that one or more of the provisions hereof shall be held to be illegal, invalid, or unenforceable, such provisions shall be deemed severable and the remaining provisions hereof shall continue in full force and effect.

I. JOINT DRAFTING. The Parties shall be considered joint drafters of this Agreement so as not to construe this contract against one Party as drafter more than the other.

J. SURVIVAL OF TERMS. The terms of this Agreement shall survive Closing and shall not merge with the Assignment and Bill of Sale referenced herein.

K. DEFAULT. Time is of the essence of this Agreement. In the event either Party fails to comply with any of the terms of this Agreement, then this Agreement shall, at the option of the non defaulting Party, be terminated. If the non defaulting Party does not exercise the option to terminate this Agreement, the non defaulting party may require specific performance and also exercise any other legal rights and remedies available under Kansas law. In the event that either party brings suit to enforce the terms of this Agreement or for the breach of any representation or warranty contained herein, the non breaching party shall be entitled to recover its cost, expenses and attorney fees incurred in bringing such action and enforcing and collecting any judgment obtained therein from the breaching party.

L. EFFECTIVE DATE. This Agreement shall be effective as of September 3rd, 2015 regardless of the date on which it is actually executed by the parties.

*****signature page follows****

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SELLERS:

JTC Oil, Inc., a Kansas corporation	Coal Creek Energy, LLC, a Kansas limited liability company

/s/ Tom Cain	/s/ John Loeffelbein
By: Tom Cain owner JTC Oil	By: Coal Creek Energy, LLC
I have authority to bind the company	I have authority to bind the company

Global Equity Funding, LLC, a Kansas limited liability company	Moxy Holdings LLC, a Florida limited liability company

/s/ Harvey M. Burstein	/s/ Robert R. Lucas
By: Harvey M. Burstein, Managing Member	By: Robert R. Lucas, Managing Member
I have authority to bind the company	I have authority to bind the company

Venture Oil Partners, L.L.C., a Kansas limited liability company

/s/ Tom Cain	/s/ Robert Green
By: Tom Cain Managing member	Robert Green, in his personal capacity
I have authority to bind the company

LTH Holdings, LLC, a Kansas limited liability company	Kansas Resource Development Company, a Nevada corporation

/s/ Tom Cain	/s/ C. Stephen Cochednet
By: Tom Cain LTH Owner	By: C. Stephen Cochednet
I have authority to bind the company	I have authority to bind the company

Domco LLC, an Indiana limited liability company	Enutroff, LLC, a Nevada limited liability company

/s/ Gary A. Padjen	/s/ J. Enutroff
By:	By:
I have authority to bind the company	I have authority to bind the company

FL Oil Holdings, LLC, a Florida limited liability company

/s/ Robert R. Lucas	/s/ Robert R. Lucas
By: Robert R. Lucas, Managing Member	Robert R. Lucas, in his personal capacity personally
I have authority to bind the company

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Flinthills Oil Company, LLC, a Nevada limited liability company	Robert K. Green Trust

/s/ Norman Thole	/s/ Robert Green
By: Norman Thole	By:
I have authority to bind the company	I have authority to bind the trust

KOM LLC

/s/ Robert R. Lucas
By: Robert R. Lucas, Managing Member
I have authority to bind the company

*****

BUYER:

Viking Investments Group, Inc., a Nevada corporation

/s/ James A. Doris
By: James A. Doris, President
I have authority to bind the company

P&S Agreement – Viking

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EXHIBIT "A"

TO THE

PURCHASE AGREEMENT

BETWEEN

VIKING INVESTMENTS GROUP, INC.

AND

COAL CREEK ENERGY, LLC ET AL.

Working Interests / Net Revenue Interests

PRODUCING LEASES:

An undivided Working Interest in and to the following oil and gas lease:

(A)	HAHN (ELAM) LEASE

Dated:	October 19, 2012
Recorded:	Book 2012, Page 05447
Lessors:	Charles Edward Elam and Patricia Ann Elam
Lessee:	Working Interest, LLC
Description:	Township 18-South, Range 21-E

Section 23: The Northwesterly Thirty-eight acres more or less, of the S/2 SE/4; Beginning at the S.W. corner of the SE/4 measure N. 0 degrees 00 minutes along the North-South centerline of said section, 1333 feet, more or less to the North line of the S/2 SE/4 of said section; thence S. 89 degrees 11 minutes E. along the North line of the S/2 SE/4 of said section 2660 feet, more or less, to the East line of said section; thence S. 0 degrees 00 minutes along said East line of said Section, 231.5 feet; thence S. 89 degrees 17 minutes W., 540 feet; thence N. 87 degrees 16 minutes W., 410.5 feet; thence S. 62 degrees 37 minutes W., 319 feet; thence S. 37 degrees 40 minutes W., 156 feet; thence N. 80 degrees 06 minutes W., 180.5 feet; thence N. 86 degrees 50 minutes W., 132 feet; thence S. 15 degrees 46 minutes W., 377 feet; thence S. 57 degrees 52 minutes W., 356 feet; thence S. 5 degrees 15 minutes W., 301.5 feet, more or less, to the South line of said section; thence N. 89 degrees 11 minutes W. along the South line of said section 589 feet, more or less to the point of beginning, containing 40.0 acres more or less, in Miami County, Kansas.

P&S Agreement – Viking

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An undivided Working Interest in and to the following oil and gas leases:

LW (WEST WILSON)

Dated:	March 25, 2013
Recorded:	July 17, 2013
Lessors:	David W. Wilson and Barbara S. Wilson, husband and wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 18 South, Range 22 East

Section 03: SW/4 SE/4, SE/4 SE/4, N/2 SE/4, NE/4 less a ten acre tract described as follows: Commencing at the Northwest corner of the said Northeast Quarter, thence East 660 feet; thence South 645 feet; thence in a Southwesterly direction to a point 698 feet South of the Northwest corner of said Northeast quarter; thence North 698 feet to the place of beginning, containing 310.0 acres,

Section 04: NE/4 Except Tract beginning 25' South of the Northwest Corner of NE/4, thence East 280'; thence South 613'; thence West 280'; thence North 613' to Point of beginning, containing 156 acres all in Miami County, Kansas.

WILSON A (EAST WILSON)

Dated:	March 25, 2013
Recorded:	July 17, 2013
Lessors:	David W. Wilson and Barbara S. Wilson, husband and wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 18 South, Range 22 East

Section 03: SW/4 SE/4, SE/4 SE/4, N/2 SE/4, NE/4 less a ten acre tract described as follows: Commencing at the Northwest corner of the said Northeast Quarter, thence East 660 feet; thence South 645 feet; thence in a Southwesterly direction to a point 698 feet South of the Northwest corner of said Northeast quarter; thence North 698 feet to the place of beginning, containing 310.0 acres

Section 04: NE/4 Except Tract beginning 25' South of the Northwest Corner of NE/4, thence East 280'; thence South 613'; thence West 280'; thence North 613' to Point of beginning, containing 156 acres all in Miami County, Kansas.

P&S Agreement – Viking

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JOHNSTON

Dated:	August 12, 1978
Recorded:	Book 88, Page 485
Lessors:	Geo. A. Johnston and Evelyn L. Johnston, his wife
Lessee:	C. G. Frisby

Description: Northeast Quarter of the Northeast Quarter of Section 20, Township 18, Range 21 East, and the East Half of the S.E. Quarter, except 10 acres in the Northeast corner of the South 40, making a total of 70 acres, more or less, in Section 17, Township 18, Range 21 East, Franklin County, Kansas.

NON-PRODUCING LEASES:

An undivided Working Interest in and to the following oil and gas leases:

JACOBS, BRAD LEASE

Dated:	April 19, 2014
Recorded:	Book 976, Page 58
Lessors:	Brad Jacobs and Jill Jacobs, his wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 42 North, Range 33 West

Section 24: SW/4, S/2 NW/4
Bates County, Missouri

JACOBS, JOSEPH LEASE

Dated:	May 16, 2014
Filed:	May 19, 2014
Recorded:	Book 977, Page 62
Lessors:	Joseph A. Jacobs and Vicki L. Jacobs, his wife
Lessee:	Flinthills Oil Company LLC
Description:

All of Lots 1 and 2 of the Northwest 1/4 of Section 7, Township 42, Range 32, and also the North 1/4 of the Northeast 1/4 of the Southeast 1/4 and the Southeast 1/4 of the Northeast 1/4 of Section 12, all in Township 42 of Range 33, Bates County, Missouri. Subject to all public and private roads or easements of record if any.

P&S Agreement – Viking

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An undivided Working Interest in and to the following oil and gas leases:

POINDEXTER, DARREL LEASE

Dated:	April 12, 2014
Recorded:	Book 976, Page 60
Lessors:	Darrel D. Poindexter and Marian G. Poindexter, his wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 42-North, Range 33-West

Section 23: N/2SE/4 less the SE/4N/2SE/4, and the East 70 acres of the S/2SE/4

Section 26: NW/4NE/4, except the west 10 acres thereof, Bates County, Missouri

POINDEXTER, PHILIP LEASE

Dated:	April 12, 2014
Recorded:	Book 976, Page 59
Lessors:	Philip D. Poindexter and Mary Jo Poindexter, his wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 42-North, Range 32-West

Section 07: N/2 of Lots 1 and 2 of the Southwest Quarter and all that part of the South of Lot 2 of the Southwest Quarter, lying west of the public road

Township 42-North, Range 33-West

Section 12: South 30 acres of the NE/4SE/4, and the NE/4SW/4SE/4, and the SE/4SE/4

Section 25: W/2SE/4

Section 26: S/2NE/4, NE/4NE/4

P&S Agreement – Viking

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SHIPLEY, DAVID LEASE

Dated:	July 21, 2014
Filed:	July 28, 2014
Recorded:	Book 03817, Page 0008
Lessors:	David L. Shipley and Dottie F. Shipley
Lessee:	Flinthills Oil Company LLC
Description:	Township 43 North, Range 31 West

Section 27: NE/4 NW/4
Containing 40 acres more or less, in Cass County, Missouri.

An undivided Working Interest in and to the following oil and gas leases:

WISKUR LEASE

Dated:	April 29, 2014
Filed:	May 6, 2014
Recorded:	Book 976, Page 149
Lessors:	Dale Wiskur and Nannie R. Wiskur, his wife, Trustees for the Dale Wiskur trust dated 1-29-2009 and Nannie R. Wiskur Trustee of the Nannie R. Wiskur Trust dated 1-20-2009
Lessee:	Flinthills Oil Company LLC
Description:	Township 42 North, Range 32 West

Section 15: N/2 SW/4, S/2 NW/4, NW/4 NW/4

containing 200 acres, more or less, Bates County, Missouri

An undivided Working Interest in and to the following oil and gas leases:

YAHNIG LEASE

Dated:	May 14, 2014
Filed:	May 19, 2014
Recorded:	Book 03797, Page 0798
Lessors:	David A. Yahnig and Mary Lou Yahnig, his wife
Lessee:	Flinthills Oil Company LLC

Description: The West Half of Lot 2 of the Northeast Quarter; and the South Half of the East Half of Lot 1 of the Northwest Quarter; and the South Half of the East Half of the West Half of Lot 1 of the Northwest Quarter; and the North 30 acres of the Northeast Quarter of the Southwest Quarter; and the Northeast Quarter of the Northwest Quarter of the Southwest Quarter; and the South Half of the Northeast Quarter, except therefrom the South 15 acres of the Southeast Quarter of the Northeast Quarter, and further except the South 250 feet of the West 400 feet of the Southwest Quarter of the Northeast Quarter; and

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The Northwest Quarter of the Southeast Quarter, except 2 acres off the South side sold to Isaac Rhodes, and except about 1/2 acre in the Southwest corner of said 40 acres occupied for cemetery purposes, and except the West 4 rods of the South 10 acres, and except the West 20 feet of the North Half of the South Half of said Quarter Section, and further except that portion sold to Gwen A. Ratcliff, et ux. by instrument dated April 27, 1990, and recorded in Book 1122, Page 95 of the Cass County Recorder of Deed records, all in Section 5, Township 43, Range 32, in Cass County, Missouri, and also except the North 400 feet of the West 400 feet of the Northwest Quarter of the Southeast Quarter of said Section.

The South 250 feet of the West 400 feet of the Southwest Quarter of the Northeast Quarter; and

The North 400 feet of the West 400 feet of the Northwest Quarter of the Southeast Quarter, all in Section 5, Township 43, Range 32, in Cass County, Missouri.

PETERSON LEASE

Dated:	May 9, 2014
Filed:	May 19, 2014
Recorded:	Book 03797, Page 805
Lessors:	Larry E. Peterson and Rosemary L. Peterson, his wife
Lessee:	Flinthills Oil Company LLC

Description: The Southwest Quarter of Section 32, Township 43, Range 32, in Cass County, Missouri, except 20 acres in a square in the Southeast Corner of Said Southwest Quarter; subject to that part taken for county road.

EXCEPT THEREFROM THE FOLLOWING:

The Southwest Quarter of the Southwest Quarter of Section 32, Township 43, Range 32, Cass County, Missouri.

AND FURTHER EXCEPT THEREFROM THE FOLLOWING:

Part of the Southwest Quarter of Section 32, Township 43, Range 32, described as follows: Beginning at the Southeast Corner of the Southwest Quarter of the Southwest Quarter of Said Section 32, and running thence East a distance of 386.6191 feet to the Southwest corner of a certain 20 acre tract in a square conveyed to Mark Lowell Kloser by Warranty Deed appearing in Book 1621, Page 81, Cass County Recorder of Deeds Office, running thence North along the West line of said 20 acre square a distance of 933.38095 feet to the Northwest corner of said 20 acre square, thence East along the North line of said 20 acre square a distance of 933.38095 feet, thence North along the East line of the Southwest Quarter of said Section 32, a distance of 1046.62 feet, thence West parallel to the North line of said Southwest Quarter of Section 32 to the East line of the West half of the Southwest Quarter of Said Section 32, thence South along the East line of said West Half of the Southwest Quarter a distance of 1980.00 feet to the point of beginning. Subject to easements, restrictions, reservations, and covenants now of record, if any.

The East Half of the Southeast Quarter, and the South One-Quarter (1/4) of the Northwest Quarter of the Southeast Quarter; all in Section 31, Township 43, Range 32. Subject to easements, restrictions, reservations, and covenants now of record, if any.

The East Half of the Northeast Quarter, except two acres out of the northeast corner thereof, being a strip 10 rods wide East and West by 32 rods long North and South, and part of the West Half of the Northeast Quarter described as Beginning at the Northeast corner of the West Half of said Northeast Quarter and running West a distance of 282 feet to the East line of a private lane, thence Southerly a distance of 2500 feet to a point 140 feet North and 254 feet West of the Southeast corner of the West half of said Northeast Quarter, thence East a distance of 254 feet to the East line of the West half of the Northeast Quarter, thence North along the East line of the West Half of said Northeast Quarter a distance of 2500 feet, more or less, to the point of beginning. The North Three-quarters (3/4) of the Northwest Quarter of the Southeast Quarter, except the North 140 feet thereof; Together with an easement for ingress and egress, over an existing private road measuring 41feet East and West and 2500 feet North and South, the same being located parallel to and contiguous with the Westerly line of the second tract above described and being part of the West Half of the Northeast Quarter of Section 31, Township 43,range 32. Subject to easements, restrictions and reservations now of record thereon, if any.

P&S Agreement – Viking

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RIOS LEASE

Dated:	April 15, 2014
Filed:	May 19, 2014
Recorded:	Book 03797, Page 812
Lessors:	Francisco P. Rios and Sara Sue Rios, his wife
Lessee:	Flinthills Oil Company LLC

Description: Part of a tract of land described in Book 2356 at Page 191 in the Office of the Recorder of Deeds in Cass County, Missouri, being part of the North Half of Ths Southwest Quarter of Section 26, Township 43, Range 32, Cass County, Missouri described as beginning at the Northwest Corner of the Southwest Quarter of Section 26, aforesaid, run thence North 89 degrees 35 minutes 53 seconds East along the North line thereof 950.08 feet; thence South 0 degree 06 minutes 19 seconds West, parallel with the East line of the Southwest Quarter of said Section 26, 1025.00 feet; thence North 89 degrees 54 minutes 25 seconds Est, 1692.37 feet to a point on the Est line of the Southwest Quarter of said Section 26; thence South 0 degree 06 minutes 19 seconds West along the Est line of said Southwest Quarter, 289.15 feet to the Southeast corner of the North Half of the Southwest Quarter of said Section 26; thence South 89 degrees 45 minutes 56 seconds West along the South line of said North Half, 2640.68 feet to the Southwest corner of the North Half of the Southwest Quarter of said Section 26; thence North 0 degree 01 minutes 43 seconds East along the West line of the Southwest Quarter of said Section 26, 1315.53 feet to the point of beginning. Subject to right of way of Missouri State Route W and any existing easements. The grantor is transferring title to the above property with the following restrictions. Any residence added to the property must rave a minimum of 1400 square feet of living space and must be attached to a permanent foundation.

MARTINEZ LEASE

Dated:	May 16, 2014
Filed:	May 19, 2014
Recorded:	Book 03797, Page 819
Lessors:	Oscar Martinez and Veronica Martinez
Lessee:	Flinthills Oil Company LLC

Description: Part of a tract of land described in Book 2356 at Page 191 in the Office of the Recorder of Deeds in Cass County, Missouri, being part of the North Half of Ths Southwest Quarter of Section 26, Township 43, Range 32, Cass County, Missouri described as beginning at the Northwest Corner of the Southwest Quarter of Section 26, aforesaid, run thence North 89 degrees 35 minutes 53 seconds East along the North line thereof 950.08 feet; thence South 0 degree 06 minutes 19 seconds West, parallel with the East line of the Southwest Quarter of said Section 26, 1025.00 feet; thence North 89 degrees 54 minutes 25 seconds Est, 1692.37 feet to a point on the Est line of the Southwest Quarter of said Section 26; thence South 0 degree 06 minutes 19 seconds West along the Est line of said Southwest Quarter, 289.15 feet to the Southeast corner of the North Half of the Southwest Quarter of said Section 26; thence South 89 degrees 45 minutes 56 seconds West along the South line of said North Half, 2640.68 feet to the Southwest corner of the North Half of the Southwest Quarter of said Section 26; thence North 0 degree 01 minutes 43 seconds East along the West line of the Southwest Quarter of said Section 26, 1315.53 feet to the point of beginning. Subject to right of way of Missouri State Route W and any existing easements. The grantor is transferring title to the above property with the following restrictions. Any residence added to the property must rave a minimum of 1400 square feet of living space and must be attached to a permanent foundation.

P&S Agreement – Viking

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SHIPLEY, DAVID LEASES

Dated:	May 13, 2014
Filed:	May 19, 2014
Recorded:	Book 03797, Page 0823
Lessors:	David L. Shipley and Dottie F. Shipley
Lessee:	Flinthills Oil Company LLC

Description: Lots 1 and 2 of the Northwest Quarter of Section 30, Township 43, Range 31, Cass County, Missouri, excepting therefrom part of Lot 1 of the Northwest Quarter of said Section 30, described as follows: Beginning at the Northeast corner of said Lot 1, run thence West along the North line of Lot 1, 330 feet, thence South 600 feet, thence East to the East line of Lot 1, thence North to the point of beginning of said excepted tract.

And further excepting therefrom part of Lots 1 and 2 of the Northwest Quarter of said Section 30, described as follows: Beginning at the Northwest corner of said Section 30 and run thence East, along the North line of Lot 2 and Lot 1 of the Northwest Quarter of said Section, a distance of 1,835 feet, thence South, parallel to the West line of said Section, a distance of 950 feet, thence West, parallel to the North line of said Section, a distance of 1,835 feet, thence North along the West line of said Section, a distance of 950 feet to the point of beginning of said excepted tract.

Dated:	March 20, 2014
Filed:	March 26, 2014
Recorded:	Book 03784 at Page 0030
Lessors:	David L. Shipley and Dottie F. Shipley, husband and wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

The East one-fourth of the North Half of the Southeast Quarter of Section 23, Township 43 North, Range 32 West of the 5th Principal Meridian in Cass County, Missouri, and

The Southeast Quarter of the Southeast Quarter of Section 23, Township 43 North, Range 32 West of the 5th Principal Meridian in Cass County, Missouri, Except that part described as follows: Commencing at the Southwest corner of said Quarter Quarter Section; thence on an assumed bearing of North 00 Degrees 09 Minutes 10 Seconds West along the West Line of said Quarter Quarter Section, a distance of 30.00 feet to a point in the North right of way line of East 339th Street for the Point of Beginning of the exception to be described as recorded in Deed Book 1995 at Page 181; thence North 89 Degrees 40 Minutes 40 Seconds East along said North right of way line, a distance of 323.97 Feet; thence North 01 Degrees 47 Minutes 22 Seconds West along an existing fence and prolongation thereof, a distance of 656.49 feet to a Point in an existing East-West fence; thence South 87 Degrees 45 Minutes 54 Seconds West along said East-West fence, a distance of 305.41 feet to a Point in the West line of said Quarter Quarter Section; thence South 00 Degrees 09 Minutes 10 Seconds East along said West line a distance of 646.08 feet to the Point of Beginning.

And also except the South 1031.30 feet of the East 549.10 feet of the Southeast Quarter of the Southeast Quarter of Section 23, Township 43 North, Range 32 West of the 5th Principal Meridian in Cass County, Missouri.

P&S Agreement – Viking

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PRUITT LEASE

Dated:	May 6, 2014
Filed:	May 19, 2014
Recorded:	Book 03797, Page 831
Lessors:	Annette K. Pruitt, fka Annette Gallet
Lessee:	Flinthills Oil Company LLC
Description:	Township 43 North, Range 32 West

Section 30: NE/4 SE/4
containing 40 acres more or less, Cass County, Missouri

KIRBY LEASE

Dated:	May 17, 2014
Filed:	May 19, 2014
Recorded:	Book 03797, Page 836
Lessors:	Ronald Kirby and Ethel Kirby Revocable Living Trust dated 3/23/1993
Lessee:	Flinthills Oil Company LLC
Description:	Township 43 North, Range 31 West

Section 19: W/2, W/2 E/2
containing 483 acres more or less, Cass County, Missouri

OSBORN LEASE

Dated:	May 12, 2014
Filed:	May 19, 2014
Recorded:	Book 03797, Page 841
Lessors:	Billy J. Osborn
Lessee:	Flinthills Oil Company LLC
Description:	Township 43 North, Range 32 West

Section 22: NE/4 SW/4, NW/4 SE/4
containing 80 acres more or less, Cass County, Missouri

P&S Agreement – Viking

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WISKUR LEASES

Dated:	April 29, 2014
Filed:	May 6, 2014
Recorded:	Book 03794, Page 0527
Lessors:	Dale Wiskur and Nannie R. Wiskur, his wife, Trustees for the Dale Wiskur trust dated 1-29-2009 and Nannie R. Wiskur Trustee of the Nannie R. Wiskur Trust dated 1-20-2009
Lessee:	Flinthills Oil Company LLC
Description:	Township 43 North, Range 31 West

Section 14: SW/4
Section 15: E/2 SE/4
Section 23: N/2 NW/4, NW/4 NE/4
containing 360 acres more or less, Cass County, Missouri

Dated:	April 19, 2014
Filed:	May 6, 2014
Recorded:	Book 03794, Page 0545
Lessors:	Dale Wiskur and Nannie R. Wiskur, his wife, Trustees for the Dale Wiskur trust dated 1-29-2009 and Nannie R. Wiskur Trustee of the Nannie R. Wiskur Trust dated 1-20-2009
Lessee:	Flinthills Oil Company LLC

Description: All of the Southeast Quarter; the South Half of the Northeast Quarter; and the East 5 acres of the Northeast Quarter of the Northeast Quarter of Section 32; and the North Half of the Southwest Quarter; and a part of the Southwest Quarter of the Northwest Quarter described as follows: Beginning at the Southwest corner of said Quarter Quarter Section; thence North 6 degrees 20 minutes West, 1072 feet; thence East on interior angle of 88 degrees 45 minutes, 1315.5 feet; thence South on interior angle of 91 degrees 00 minutes, 1041.5 feet; thence West 1310.9 feet, more or less, to the point of beginning of Section 33, all in Township 43, Range 32, Cass County, Missouri. Excepting those portions heretofore conveyed to the State of Missouri for highway purposes and that part taken by condemnation proceedings as shown by Report of Commissioners in Book 31, at Page 234 of the Office of the Circuit Clerk of Cass County, Missouri. Subject to all public and private roads and easements, and specifically subject to an easement granted to the United States of America, and also subject to oil and gas leases recorded in Indenture Book 257, at Page 447, and Indenture Book 257, at Page 406, of the Records of Cass County, Missouri.

RAPP LEASE

Dated:	March 29, 2014
Recorded:	Book 03787, Page 0069
Lessors:	Carl A. Rapp and Rita K. Rapp, Husband and Wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 14: NE/4

P&S Agreement – Viking

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POINDEXTER, PHILLIP LEASES

Dated:	January 15, 2014
Recorded:	Book 03777 at Page 0389
Lessors:	Philip D. Poindexter and Mary Jo. Poindexter, his wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 26: NW/4

Dated:	January 15, 2014
Recorded:	Book 03777 at Page 0394
Lessors:	Philip D. Poindexter and Mary Jo. Poindexter, his wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 29: SW/4SW/4

POINDEXTER, JIMMIE LEASE

Dated:	January 15, 2014
Recorded:	Book 03777 at Page 0384
Lessors:	Jimmie Lee Poindexter and Virginia Poindexter his wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 26: NW/4

P&S Agreement – Viking

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MAWSON LEASE

Dated:	October 15, 2013
Recorded:	Book 03768 at Page 0617
Lessors:	Rodney P. Mawson and Vonda K. Mawson, his wife
Lessee:	Flinthills Oil Company, LLC

Description:	TRACT I:

The South 18 acres of the Northeast Quarter of the Southwest Quarter and the North 11 acres of that part of the Southeast Quarter of the Southwest Quarter lying East of the East bank of Grand River and the South 16 acres of the North 22 acres of the Northeast Quarter of the Southwest Quarter, all in Section 27, Township 43, Range 31, Cass County, Missouri.

TRACT II:

That part of the Southwest Quarter of the Northwest Quarter of Section 27, Township 43, Range 31, lying East of relocated U S Highway 71, as conveyed by deed dated March 26, 1969, in Cass County, Missouri.

TRACT III:

The Southeast Quarter of the Northwest Quarter of Section 27, Township 43, Range 31, Cass County, Missouri, except therefrom the East 19 acres.

TRACT IV:

The North half of the Southeast Quarter lying West of the Tennessee Creek Drainage Ditch, the North half of the South half of the Southeast Quarter lying West of the Tennessee Creek Drainage Ditch, and the South half of the South half of the Southeast Quarter lying West of the Tennessee Creek Drainage Ditch and North of the old channel of Grand River; all in Section 17, Township 43, Range 31, Cass County, Missouri.

TRACT V:

Part of the West half of the Southeast Quarter of Section 33, Township 43, Range 31, in Cass County, Missouri, described as follows: Commencing at the Southeast corner of said Section 33; thence on an assumed bearing of West along the South line of said Section 33, a distance of 1883.30 feet to the true point of beginning of the tract to be described; thence North 0 degrees 02 minutes 18 seconds East a distance of 1653.06 feet; thence South 89 degrees 39minutes 27 seconds West a distance of 776.90 feet to a point in the West line of said Southeast Quarter; thence South along said West line to the Southwest corner of said Southeast Quarter; thence East along the South line of Section 33 to the true point of beginning, except that part in railroad right-of way and further except that part in public roads.

P&S Agreement – Viking

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TRACT VI:

All of the Northwest Quarter of the Southwest Quarter of Section 27, except therefrom 2.9 acres taken by the ditch of the Grand River Drainage District of Cass and Bates Counties, over and across the same; and the East 19 acres of the Southeast Quarter of the Northwest Quarter of Section 27, and the North 6 acres of the Northeast Quarter of the Southwest Quarter of Section 27, all in Township 43, Range 31, Cass County, Missouri, except that part conveyed to the State of Missouri for road purposes.

TRACT VII:

The Northwest Quarter of the Southeast Quarter and the Southwest Quarter of the Northeast Quarter, except therefrom the North 30 feet thereof; and the Southeast Quarter of the Northwest Quarter of the Northeast Quarter, except therefrom the South 30 feet thereof, all said land being in Section 27, Township 43, Range 31, and the North half of the Northwest Quarter of the Northeast Quarter and the East 6 acres of the West 10 acres of the South half of the Northwest Quarter of the Northeast Quarter of Section 27, Township 43, Range 31, Cass County, Missouri, subject to that part thereof in road.

GRAY LEASE

Dated:	January 15, 2014
Recorded:	Book 03777 at Page 0399
Lessors:	William L. Gray and Susan L. Mills-Gray, h/w
Lessee:	Flinthills Oil Company, LLC

Description:	TRACT I:

That part of the East half of the Southeast Quarter of the Southeast Quarter of Section 22, Township 43 North, Range 32 West of the 5th Principal Meridian in Cass County, Missouri, lying North of the North right-of-way line of Cass County Route W, except the West 34 feet thereof.

TRACT II:

That part of the West half of the Southwest Quarter of the Southwest Quarter of Section 23, Township 43 North, Range 32 West of the 5th Principal Meridian in Cass County, Missouri, lying North of the North right-of-way line of Cass County Route W.

TRACT III:

That part of the Northwest Quarter of the Southwest Quarter of Section 23, Township 43 North, Range 32 West of the 5th Principal Meridian in Cass County, Missouri, described as follows: Commencing at the Southwest corner of said Quarter Quarter Section for the point of beginning of the land to be described; thence on an assumed bearing of North 00 degrees 05 minutes 30 seconds East along the West line of said Quarter Quarter Section a distance of 734.56 feet; thence North 89 degrees 45 minutes 00 seconds East a distance of 1322.96 feet to a point in the East line of said Quarter Quarter Section; thence South 06 degrees 17 minutes 02 seconds West a distance of 739.74 feet to a point in the South line of said Quarter Quarter Section; thence South 89 degrees 46 minutes 04 seconds West, along said South line a distance of 1243.16 feet to the Point of Beginning.

TRACT IV:

That part of the East half of the Southwest Quarter of the Southwest Quarter of Section 23, Township 43 North, Range 32 West of the 5th Principal Meridian in Cass County, Missouri, lying North of Cass County Route W, except that part taken for the Everett Cemetery.

P&S Agreement – Viking

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BOWLING LEASE

Dated:	January 17, 2014
Recorded:	Book 03768 at Page 0592
Lessors:	Sharon V. Bowling, a single person
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 23: N/2 NE/4

ATKINSON LEASE

Dated:	January 15, 2014
Recorded:	Book 03768 at Page 0598
Lessors:	Leo E. Atkinson and Wilma J. Atkinson Family Trust dated May 26, 2006
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 27: SW/4 NE/4, NE/4 NE/4

HOLTHAUS LEASE

Dated:	January 24, 2014
Recorded:	Book 03794 at Page 0532
Lessor:	Andrea Holthaus, married doing business in her sole and separate property
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 27: SE/4 NE/4

KURZWEIL LEASE

Dated:	January 15, 2014
Recorded:	Book 03768 at Page 0603

P&S Agreement – Viking

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Lessors:	James M. Kurzweil and Linda J. Kurzweil h/w, Dennis H. Kurzweil and Linda J. Kurzweil h/w and Thomas R. Kurzweil and Julia A. Kurzweil h/w
Lessee:	to Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 24: SW/4SW/4

HACKLER LEASE

Dated:	January 15, 2014
Recorded:	Book 03768 at Page 0587
Lessors:	Joe R. Hackler and Barbara Hackler, husband and wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 11: NE/4SE/4 less a tract described as follows: Commencing at the Northeast corner of said Quarter Quarter Section for the point of beginning of the land to be described; thence on an assume bearing of the north 89 degrees 32 minutes 20 seconds west along the north line of said Quarter Quarter section a distance of 688.96 feet; thence south 00 degrees 18 minutes 00 seconds east a distance of 209.17 feet; thence south 89 degrees 32 minutes 20 seconds east a distance of 255.68; thence south 00 degrees 59 minutes 50 seconds west a distance of 807.29 feet; thence south 89 degrees 32 minutes 20 seconds east a distance of 428.55 feet to a point in the east line of said Quarter Quarter Section; thence north 00 degrees 59 minutes 50 seconds east along said east line a distance of 1016.45 feet to the point of beginning.

Section 12: SE/4NW/4, NW/4SW/4, N/2SE/4

FLANERY LEASE

Dated:	January 15, 2014
Recorded:	Book 03768 at Page 0610
Lessor:	Lori Ann Flanery, aka Lori Ann Hackler
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 12: SE/4SE/4, SW/4SE/4 less, commencing at the southwest corner of said quarter section for the point of beginning of the land to be described; thence on an assumed bearing of north 00 degrees 00 minutes 00 seconds East along the west line of said quarter section a distance of 367.30 feet; thence north 89 degrees 47 minutes 30 seconds east parallel with the south line of said quarter section a distance of 591.72 feet; thence south 00 degrees 23 minutes 30 seconds east a distance of 367.31 feet to a point in the south line of said quarter section; thence south 89 degrees 47 minutes 30 seconds west along said south line a distance of 594.23 feet to the point of beginning. Containing 5 acres more or less.

P&S Agreement – Viking

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SHIPLEY, DONALD LEASE

Dated:	January 15, 2014
Recorded:	Book 03768 at Page 0575
Lessors:	Donald E. Shipley and Peggy A. Shipley, husband and wife, trustees of the Shipley Trust dated June 4, 2008
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 09: W/2SE/4, NE/4SE/4
Section 10: NW/4SW/4, W/2SE/4SW/4
Section 15: East 5 acres of NW/4NE/4, W/2NE/4NE/4
Section 16: NW/4NE/4

MILLER LEASE

Dated:	January 15, 2014
Recorded:	Book 03768 at Page 0025
Lessors:	Jesse C. Miller and Catherine C. Miller his wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 16: NE/4 SE/4

P&S Agreement – Viking

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GIBSON LEASE

Dated:	August 19, 2013
Recorded:	Book 03768 at Page 0581
Lessors:	Howard Gibson, Jr. and Haeng Gibson, his wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 31 West

Section 9: SE/4 NE/4, NE/4 SE/4

HUDSON LEASE

Dated:	May 9, 2014
Recorded:	Book 03797, Page 0846
Lessors:	Larry W. Hudson and Beverly A. Hudson, his wife
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 18: NW/4 SE/4

GORDON LEASE

Dated:	April 5, 2014
Filed:	May 6, 2014
Recorded:	Book 03794, Page 0551
Lessors:	Ira Jason Gordon and Pamela K. Gordon, husband and wife, Trustee of the Ira J. Gordon and Pamela K. Gordon Revocable Living Trust dated March 3, 2005
Lessee:	Flinthills Oil Company, LLC
Description:	Township 43 North, Range 32 West

Section 26: SE/4 SW/4
containing 40 acres more or less, Cass County, Missouri

P&S Agreement – Viking

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EXHIBIT 'B'

WORKING INTERESTS

LEASE SUMMARY

September 3rd, 2015

PRODUCING	ACRES	NRI	ORRI BURDEN	COUNTY	WI PERCENTAGE

Hahn	41	83.0%	0.0%	Miami	32.00%
LW (West Wilson)	80	83.0%	4.5%	Miami	55.00%
Wilson A (East Wilson)	80	87.5%	0.0%	Miami	15.00%
Johnston	80	80.0%	7.5%	Franklin	84.00%
Pettitt	150	83.0%	4.5%	Miami	100.00%
Wolken	80	83.0%	4.5%	Miami	100.00%
Tousey	40	83.0%	4.5%	Miami	100.00%
Bates/Cass (multiple)	5,500	83.0%	4.5%	Cass/Bates	100.00%

P&S Agreement – Viking

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